UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2010 (April 26, 2010)
EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of	Commission File Number	(I.R.S. Employer Identification No.)
incorporation or organization)
1415 Louisiana Street, Suite 2700
Houston, Texas 77002
(Address of principal executive offices, including zip code)
(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities.
     The Conflicts Committee of the Board of Directors of Eagle Rock Energy Partners, L.P. (“Eagle Rock”) has confirmed its determination that the Transaction Fee, as defined in the Amended and Restated Securities Purchase and Global Transaction Agreement (the “Global Transaction Agreement”), should be paid by Eagle Rock to Eagle Rock Holdings, L.P. (“ERH”) in newly-issued common units. In accordance with the Global Transaction Agreement, the Transaction Fee is to be paid in common units unless the Conflicts Committee elected to pay it in cash on or before April 24, 2010. The Transaction Fee will only be paid if the requisite approval is obtained for the matters outlined in Eagle Rock’s definitive proxy statement filed on March 30, 2010 and the Minerals Business sale is consummated. If such requirements are met, Eagle Rock will issue the common units in satisfaction of the Transaction fee upon the closing of the sale of the Minerals Business.

     Eagle Rock has determined that the number of Transaction Fee Common Units, as defined under the Global Transaction Agreement, is 4,825,211 common units, calculated by dividing the $29 million Transaction Fee by a unit price of $6.0101, which represents 90% of the 10-day volume weighted average trading price as of April 24, 2010.

     The special meeting of unitholders will be held on May 14, 2010 at Eagle Rock’s offices in Houston, Texas (for unitholders of record as of the close of business on March 29, 2010), and the anticipated closing of the Minerals Business sale is on or before May 25, 2010.
     Because the issuance of the common units to ERH does not involve a public offering, it will be exempt from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereunder.

Item 7.01	Regulation FD Disclosure.
     On April 26, 2010, the Partnership issued a press release announcing that the Committee has confirmed its determination that the transaction fee should be paid by the Partnership in common units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 are deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated April 26, 2010.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.
	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: April 27, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated April 26, 2010.